                             TEMPORARY WAIVER AGREEMENT


          THIS TEMPORARY WAIVER AGREEMENT (this "TEMPORARY WAIVER") effective as of August 12, 1999, by and among VARI-LITE INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), SUNTRUST BANK, ATLANTA, BROWN BROTHERS HARRIMAN & CO., CHASE BANK OF TEXAS, N.A. (FORMERLY KNOWN AS TEXAS COMMERCE BANK NATIONAL ASSOCIATION), COMERICA BANK-TEXAS and THE FIRST NATIONAL BANK OF CHICAGO (collectively, the "LENDERS"), SUNTRUST BANK, ATLANTA, as agent and collateral agent for the Lenders (in such capacities, the "AGENT" and "COLLATERAL AGENT", respectively), and BROWN BROTHERS
HARRIMAN & CO, as co-agent for the Lenders (in such capacity, the "CO-AGENT").

                                W I T N E S S E T H:

          WHEREAS, Borrower, the Lenders, the Agent, the Collateral Agent, and the Co-Agent are parties to a certain Multicurrency Credit Agreement dated as of December 19, 1997, as amended by a certain Amendment No. 1 to Credit Agreement dated as of April 21, 1998, by a certain Amendment No. 2 to Credit Agreement dated as of July 31, 1998, by a certain Amendment No. 3 to Credit Agreement dated as of September 30, 1998, and by a certain Amendment No. 4 to Credit Agreement dated as of April 1, 1999 (as so amended, the "CREDIT AGREEMENT"; defined terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement);

          WHEREAS, Borrower has requested that the Lenders agree to waive a certain Event of Default, and the Lenders are willing to do so, subject to the limitations set forth herein;

          NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          SECTION 1. TEMPORARY WAIVER. The Lenders signing below hereby agree to waive, for the period from June 30, 1999 to August 20, 1999, any Event of Default that occurred as a result of Borrower's failure to be in compliance with the financial covenant requirements set forth in SECTION 6.08 of the Credit Agreement as of June 30, 1999; PROVIDED, HOWEVER, that the foregoing waiver shall be limited in all respects solely to such period of time, and the requirements to maintain the financial covenant requirements set forth in Section 6.08 of the Credit Agreement as of June 30, 1999 shall be and remain in full force and effect upon the expiration of the foregoing waiver.

          SECTION 2. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date first above written (the "EFFECTIVE DATE") when this Agreement shall have been executed and delivered by the Borrower and Lenders constituting the Required Lenders as provided in the Credit Agreement.

          SECTION 3. STATUS OF OBLIGATIONS. Borrower hereby confirms and agrees that all Loans and all other Obligations outstanding under the Credit Agreement and the other Credit Documents as of the date hereof were duly and validly created and incurred by Borrower hereunder, that all such outstanding amounts are owed in accordance with the terms of the Credit Agreement and other Credit Documents, and that there are no rights of offset, defense, counterclaim, claim or objection in favor of Borrower arising out of or with respect to any of the Loans or other Obligations of Borrower to the Agents or the Lenders, and any such rights of offset, defense, counterclaim, claims or objections have been and are hereby waived and released by Borrower.

          SECTION 4. RATIFICATION OF CREDIT AGREEMENT. Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as amended herein. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

          SECTION 5. BINDING NATURE. This Temporary Waiver shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

          SECTION 6. COSTS AND EXPENSES. Borrower shall be responsible for the costs and expenses of the Agents in connection with the preparation, execution and delivery of this Temporary Waiver and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agents with respect thereto.

          SECTION 7. GOVERNING LAW. THIS TEMPORARY WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          SECTION 8. ENTIRE UNDERSTANDING. This Temporary Waiver sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

          SECTION 9. COUNTERPARTS. This Temporary Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 10. RELEASE. In consideration of the temporary waiver granted by the Lenders pursuant to Section 1 above, Borrower hereby (a) releases, acquits and forever discharges each Agent, the Co-Agent, each Lender, and each of their respective agents, employees, officers, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the "Released Parties") from any and all liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages, costs and expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, that Borrower may have or claim to have against such Lender which might arise out of or be connected with any act of commission or omission of such Lender existing or occurring on or prior to the date of this Temporary Waiver, including, without limitation, any claims, liabilities or obligations relating to or arising out of or in connection with the Credit Agreement, any other Credit Documents or this Temporary Waiver (including, without limitation, arising out of or in connection with the initiation, negotiation, closing or administration of the transactions contemplated thereby or related thereto), from the beginning of time until the execution and delivery of this release and the effectiveness of this Temporary Waiver (the "Released Claims") and (b) agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against the Released Parties with respect to any and all Released Claims.

          SECTION 11. INDEMNITY. In consideration of the temporary waiver granted by the Lenders pursuant to Section 1 above, Borrower hereby indemnify each Agent, the Co-Agent and each Lender, and their respective officers, partners, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any investigation, litigation or other proceeding related to this Temporary Waiver, the Credit Agreement or any other Credit Documents or any actual or proposed use of the proceeds of any of the Loans, including, without limitation, the reasonable fees and disbursements of counsel (including foreign counsel) incurred in connection with any such investigation, litigation or other proceeding; PROVIDED, HOWEVER, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct.

          SECTION 12. NO WAIVER, ETC. The Borrower hereby agrees that, except as otherwise expressly provided in Section 1 hereof, nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. The Borrowers hereby further agree that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-payment of any obligation under the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders.


                         [Signatures Set Forth on Next Page]

          IN WITNESS WHEREOF, the parties hereto have executed this Temporary Waiver through their authorized officers as of the date first above written.

                              VARI-LITE INTERNATIONAL, INC.


                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


                              SUNTRUST BANK, ATLANTA,
                               INDIVIDUALLY AND AS AGENT AND COLLATERAL
                               AGENT


                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


                              PER PRO BROWN BROTHERS HARRIMAN &
                              CO., INDIVIDUALLY AND AS CO-AGENT


                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


                              CHASE BANK OF TEXAS, N.A.
                              (FORMERLY TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION)


                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:

                              COMERICA BANK-TEXAS


                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title: